UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 25, 2017

Green Dot Corporation
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34819	95-4766827
(Commission File Number)	(IRS Employer Identification No.)

3465 East Foothill Blvd Pasadena, CA 91107	(626) 765-2000
(Address of Principal Executive Offices)	(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Green Dot Corporation (the “Registrant”) held on May 25, 2017, the Registrant’s stockholders approved amendments to the Registrant’s 2010 Equity Incentive Plan (the “2010 EIP”). The amendments to the 2010 EIP were approved by the Registrant’s Board of Directors (the “Board”), subject to the approval of the Registrant’s stockholders, and became effective with such stockholder approval on May 25, 2017.
As a result of such stockholder approval, the 2010 EIP was materially amended and modified to increase the number of shares reserved for issuance thereunder by 2,790,000 shares. In addition to increasing the number of shares reserved for issuance, the amendments to the 2010 EIP provide that all awards granted under the 2010 EIP will have a minimum vesting schedule of not less than one year as measured from the date of the grant. The amendments also changed the maximum award to the Registrant’s non-employee directors from being denominated in shares to a dollar value and clarified that the Registrant’s recently adopted “claw-back” policy applies to awards granted under the 2010 EIP after adoption of the policy.
A more complete description of the terms of the 2010 EIP and the material amendments and modifications thereto can be found in “Proposal No. 6- Amendments to Our 2010 Equity Incentive Plan Adding Shares” (pages 31 through 36) in the Registrant’s definitive proxy statement dated April 13, 2017, and filed with the Securities and Exchange Commission on April 13, 2017. The foregoing description is qualified in its entirety by reference to the 2010 EIP, a copy of which is filed as Exhibit 10.1 to this report.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
At the Annual Meeting, the Registrant’s stockholders approved and adopted amendments to the Registrant’s current certificate of incorporation (the “Certificate of Incorporation”), to, among other things, declassify the Board effective beginning at the Registrant’s 2017 Annual Meeting of Stockholders (with declassification complete at the Registrant’s 2019 Annual Meeting of Stockholders). The amendments also provide that any newly created directorship that results from an increase in the number of directors after the Annual Meeting would be appointed for a term expiring at the next succeeding annual meeting of stockholders. Directors elected by the Board to fill vacancies after the Annual Meeting also would be appointed for a term expiring at the next succeeding annual meeting of stockholders, even if their predecessors were serving for a longer term. In addition, the amendments permit stockholders to remove directors elected annually for or without cause. Directors in a class that is serving out the remainder of a three-year term will continue to be removable only for cause. Such amendments were effected pursuant to a Certificate of Amendment to the Certificate of Incorporation of Green Dot Corporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on May 25, 2017. The foregoing description is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 5.07. Submissions of Matters to a Vote of Security Holders.
On May 25, 2017, the Registrant held its Annual Meeting. At the Annual Meeting, the stockholders voted on the following six proposals and cast their votes as follows:

1.	To approve and adopt amendments to the Registrant’s Certificate of Incorporation to declassify the Registrant’s Board of Directors and make other related changes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
38,811,787	17,402	3,165	4,840,183

2.
To elect two directors, each to serve for a one-year term expiring at the 2018 Annual Meeting of Stockholders and until such director's successor is duly elected and qualified or until such director's earlier resignation or removal:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
J. Chris Brewster	38,798,965	28,127	5,262	4,840,183
Rajeev V. Date	38,413,810	408,178	10,366	4,840,183

3.	To ratify the appointment of Ernst & Young LLP as the Registrant's independent registered public accounting firm for the year ending December 31, 2017:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
43,341,856	321,475	9,206	—

4.	To vote on a non-binding advisory resolution to approve executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
38,303,735	488,513	40,106	4,840,183

5.	To conduct a non-binding advisory resolution on the frequency of future advisory votes on executive compensation:

1 Year	2 Years	3 Years	ABSTAIN	BROKER NON-VOTES
32,254,392	49,925	6,527,008	1,029	4,840,183

6.	To approve amendments to the Registrant’s 2010 EIP:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
34,222,779	4,512,012	97,563	4,840,183
Each of the directors named under Proposal No. 2 was elected. In addition, based on the recommendation of the Registrant's Board of Directors in the definitive proxy statement for the Annual Meeting and the voting results with respect to Proposal No. 5, the Board of Directors determined at its meeting on May 25, 2017 that non-binding advisory votes on executive compensation will be submitted for consideration by the Registrant's stockholders every year until the next stockholder vote on the frequency of stockholder votes on the compensation of executives is required by section 14A(a)(2) of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statement and Exhibits.
(d)    Exhibits

Number	Description
3.1	Certificate of Amendment to Tenth Amended and Restated Certificate of Incorporation of Green Dot Corporation
10.1	Green Dot Corporation 2010 Equity Incentive Plan, as amended (including related form agreements)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN DOT CORPORATION

By:	/s/ John C. Ricci
John C. Ricci
General Counsel and Secretary

Date: May 31, 2017

EXHIBIT INDEX

Number	Description
3.1	Certificate of Amendment to Tenth Amended and Restated Certificate of Incorporation of Green Dot Corporation
10.1	Green Dot Corporation 2010 Equity Incentive Plan, as amended (including related form agreements)